================================================================================


                         [TWEEDY, BROWNE FUND INC. LOGO]
                            TWEEDY, BROWNE FUND INC.



                        Tweedy, Browne Global Value Fund
                           Tweedy, Browne Value Fund
             Tweedy, Browne Worldwide High Dividend Yield Value Fund





                                   PROSPECTUS
                                 August 1, 2007
                         ______________________________

                                 350 Park Avenue
                               New York, NY 10022
                                 1-800-432-4789
                                 www.tweedy.com





   The Global Value Fund, the Value Fund and the Worldwide High Dividend Yield Value Fund seek long-term capital growth by investing in equity securities.

   The Worldwide High Dividend Yield Value Fund will begin accepting orders on
                               September 5, 2007.

   Tweedy, Browne Company LLC manages each Fund using a value investing style derived directly from the work of the late Benjamin Graham.

  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


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


                               TABLE OF CONTENTS


                                                                           Page
Risk/Return Summary .......................................................    1
     Investment Objective .................................................    1
     Principal Investment Strategies ......................................    1
     Principal Risks of Investment ........................................    3
     Smaller Companies ....................................................    3
     Foreign Securities ...................................................    3
     Performance ..........................................................    4
     Fees and Expenses ....................................................    8

Portfolio Holdings ........................................................   11

The Funds' Investments ....................................................   11
     Investment Goals and Strategies ......................................   11
     Reducing Currency Risk and Reward through Currency Hedging ...........   11
     Pursuit of Long-Term Capital Growth ..................................   12

Management of the Funds ...................................................   13

Pricing of Fund Shares ....................................................   15

Transaction Information ...................................................   16
     Purchases ............................................................   16
     Redemptions and Exchanges ............................................   18
     Transaction Policies .................................................   19

Distributions and Taxes ...................................................   22

Financial Highlights ......................................................   23

Privacy Information .......................................................   25






________________________________________________________________________________

RISK/RETURN SUMMARY

     Investment Objective. Each Fund seeks long-term capital growth.

     Principal Investment Strategies. The Global Value Fund invests primarily in foreign securities that Tweedy, Browne Company LLC (the "Adviser" or "Tweedy Browne") believes are undervalued but may invest in U.S. securities to a limited extent. The Value Fund (formerly known as the American Value Fund) invests in U.S. and foreign securities that the Adviser believes are undervalued. The Worldwide High Dividend Yield Value Fund, which will begin accepting orders on September 5, 2007, invests in U.S. and foreign equity securities that the Adviser believes to have above average dividend yields and valuations that are reasonable although not necessarily at the same level of undervaluation as the Adviser seeks for the Global Value Fund and the Value Fund.

     The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and countries.

     Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.

     The Funds' investment style derives from the work of the late Benjamin Graham. Most investments in the Funds' portfolios at the time of initial purchase have one or more of the following investment characteristics:

   o low stock price in relation to book value
   o low price-to-earnings ratio
   o low price-to-cash-flow ratio
   o above-average dividend yield
   o low price-to-sales ratio as compared to other companies in the same industry
   o low corporate leverage
   o low share price
   o purchases of a company's own stock by the company's officers and directors
   o company share repurchases
   o a stock price that has declined significantly from its previous high price and/or small market capitalization.

     Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above-average investment rates of return over long measurement periods. The Global Value and Value Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which their securities trade. With respect to the Worldwide High Dividend Yield Value Fund, the Adviser has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar in order to provide investors interested in the Adviser's investment approach with a vehicle that has non-U.S. currency exposure,



________________________________________________________________________________
and more importantly, because a substantial portion of the Fund's holdings will be in U.S.-domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.

     The Global Value Fund invests primarily in undervalued equity securities of foreign stock markets, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Global Value Fund are focused for the most part in developed countries with some exposure to emerging markets. The Global Value Fund is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Global Value Fund seeks to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar. The Global Value Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. This Fund is not appropriate for investors primarily seeking income.

     The Value Fund invests primarily in undervalued U.S. and foreign equity securities. For the time being, and subject to change by management at any time, the Value Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. A U.S. issuer may include any company that is organized under the laws of the U.S. or its possessions or a majority of whose assets or revenues are, in the good faith judgment of Fund management, attributable to operations within the U.S. The Value Fund is diversified by issuer and industry, and seeks to reduce currency risk on its foreign investments by hedging its effective foreign currency exposure back into the U.S. dollar where practicable. The Value Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market and foreign stock markets of developed countries with minor exposure to emerging markets. This Fund is not appropriate for investors primarily seeking income.

     The Worldwide High Dividend Yield Value Fund invests in U.S. and foreign equity securities that the Adviser believes to have above average dividend yields and valuations that are reasonable although not necessarily at the same level of undervaluation as the Adviser seeks for the Global Value Fund and the Value Fund. The Worldwide High Dividend Yield Value Fund will begin accepting orders on September 5, 2007. The Adviser has successfully managed a small number of accounts utilizing a high dividend yield strategy for over 27 years. From 1979 to 2003, the accounts employed a domestic focus. Since 2003, the accounts have employed an increasingly global focus. The Adviser believes this strategy may also be potentially attractive to many investors in light of the relatively favorable Federal income tax rates currently in effect for most dividends. The Worldwide High Dividend Yield Value Fund is diversified by issuer, industry, and country and under normal market conditions invests at least 40% of its assets in at least three countries in addition to the U.S. It is designed for long term investors who wish to focus their investment exposure on equity securities that have above average dividend yields and that are


________________________________________________________________________________
economically linked to the U.S. and foreign stock markets of developed countries with some exposure to emerging markets. It is also intended for investors who prefer not to have their non-U.S. currency exposure generally hedged back into the U.S. dollar. This Fund is not appropriate for investors primarily seeking a high level of current income.

     Principal Risks of Investment. The Funds invest primarily in common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, a Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.

     You could lose money on your investment in a Fund or a Fund could underperform other investments.

     Smaller Companies. The Global Value and Value Funds invest to a significant extent in smaller companies. While the Worldwide High Dividend Yield Value Fund is focused on larger companies, it may invest to a lesser extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

     Foreign Securities. While all three Funds may invest in foreign securities, the Global Value Fund will do so to a far greater extent than the other Funds. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

   o changes in currency exchange rates, which can lower performance in U.S. dollar terms
   o exchange rate controls (which may include an inability to transfer currency from a given country)
   o costs incurred in conversions between currencies
   o non-negotiable brokerage commissions
   o less publicly available information
   o not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting
   o greater market volatility
   o less trading volume than U.S. markets
   o delayed settlements
   o difficulty in enforcing obligations in foreign countries
   o less securities regulation
   o unrecoverable withholding and transfer taxes


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                                       3

   o war
   o seizure
   o political and social instability.

     The Global Value Fund and Value Fund's practice of hedging currency risk in foreign securities tends to make these Funds underperform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated.

     Performance. The following graphs and tables illustrate how the returns of the Global Value Fund and Value Fund vary over time and how they compare to relevant market benchmarks. A similar graph and table for the returns of the Adviser's high dividend yield composite can be found on page 9 immediately following the expense tables. The Adviser has chosen the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, on both a hedged and unhedged basis, as the most relevant market benchmarks for the Global Value Fund. It has chosen the Standard & Poor's 500 Stock Index ("S&P 500 Index") as the most relevant market benchmark for the Value Fund. The Adviser has chosen the MSCI World ("World") Index, which is unhedged, as the most relevant market benchmark for the Worldwide High Dividend Yield Value Fund.

     The MSCI EAFE Index is a widely recognized, unmanaged capitalization-weighted index of common stocks traded in the leading foreign markets. The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The MSCI World Index is a free float-adjusted unmanaged market capitalization-weighted unhedged index that is designed to measure global developed equity market performance. The Adviser does not attempt to mimic any of the indexes. It is not possible to invest directly in an index.


________________________________________________________________________________

                          HISTORICAL INVESTMENT RESULTS

                            [GLOBAL VALUE FUND GRAPH]


     Global Value Fund

1993*-15.40%; 1994-4.36%; 1995-10.70%; 1996-20.23%; 1997-22.96%; 1998-10.99%;
1999-25.28%; 2000-12.39%; 2001-(4.67)%; 2002-(12.14)%; 2003-24.93%; 2004-20.01%;
2005-15.42%; 2006-20.14%; *June-December

                                                        Global Value Fund
________________________________________________________________________________

Best quarterly return ..........................     16.24% (4th quarter 1998)
Worst quarterly return .........................    (17.85)% (3rd quarter 1998)
________________________________________________________________________________

                          Average Annual Total Returns
                      For periods ended December 31, 2006

____________________________________________________________________________________________________________________________________

                                                                                                                             Since
                                                                    One Year     Three Year     Five Year     Ten Year     Inception
____________________________________________________________________________________________________________________________________

Global Value Fund (inception 6/15/93)
Return before Taxes ............................................    20.14%         18.50%         12.81%       12.84%        13.20%
Return after Taxes on Distributions ............................    19.87          18.37          12.57        11.60         12.00
Return after Taxes on Distributions
     and Sale of Fund Shares ...................................    13.87(1)       16.23          11.23        10.77         11.25

MSCI EAFE Index (in U.S. Dollars)
     before Taxes(2) ...........................................    26.34          19.93          14.98         7.71          7.95

MSCI EAFE Index (Hedged)
     before Taxes(2) ...........................................    19.19          20.07           8.42         8.00          8.31
____________________________________________________________________________________________________________________________________


     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future.


________________________________________________________________________________

____________________

     (1) While the five-year, ten-year and since inception Return After Taxes on Distributions and Sale of Fund Shares are computed taking into consideration a 15% long-term capital gains tax rate for the realized gain from the sale of Fund shares, the one-year return for this measure is calculated using a short-term capital gains rate at the maximum federal level of 35%. If the Global Value Fund were held for a period greater than one year (one day longer) the more favorable federal long-term capital gains tax would apply and the return for the Global Value Fund would be 17.30% for this particular measure of performance. This figure assumes there was no change in the NAV for that one extra day. However, if there was a decline in the NAV for that one extra day, only a decline of 3.4% or greater in that single day would outweigh the benefit of holding the Global Value Fund for the purpose of achieving a lower (15%) federal tax rate on realized gains.



     (2) MSCI EAFE Index (in U.S. dollars) is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index (Hedged) consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.



                         HISTORICAL INVESTMENT RESULTS

                             [VALUE FUND BAR GRAPH]


     Value Fund

1993*-(0.60)%; 1994-(0.56)%; 1995-36.21%; 1996-22.45%; 1997-38.87%; 1998-9.59%;
1999-2.00%; 2000-14.45%; 2001-(0.09)%; 2002-(14.91)%; 2003-23.24%; 2004-9.43%;
2005-2.30%; 2006-11.63%; *December


                                                              Value Fund
________________________________________________________________________________

Best quarterly return ...........................     15.66% (2nd quarter 1997)
Worst quarterly return ..........................    (17.42)% (3rd quarter 2002)
________________________________________________________________________________






________________________________________________________________________________


                                                    Average Annual Total Returns
                                                 For periods ended December 31, 2006


                                                                                                                             Since
                                                                    One Year     Three Year     Five Year     Ten Year     Inception
____________________________________________________________________________________________________________________________________

Value Fund (inception 12/8/93)

Return before taxes ............................................    11.63%          7.71%         5.55%         8.81%        10.84%
Return after Taxes on Distributions ............................    10.23           6.65          4.79          7.91          9.98
Return after Taxes on Distributions
     and Sale of Fund Shares ...................................     9.42(1)        6.57          4.69          7.47          9.42
S&P 500 Index(2) before Taxes ..................................    15.79          10.44          6.19          8.42         10.87
____________________________________________________________________________________________________________________________________

     After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not an indication of how the Fund will perform in the future.

____________________

     (1) While the five-year, ten-year and since inception Return After Taxes on Distributions and Sale of Fund Shares are computed taking into consideration a 15% long-term capital gains tax rate for the realized gain from the sale of Fund shares, the one-year return for this measure is calculated using a short-term capital gains rate at the maximum federal level of 35%. If the Value Fund were held for a period greater than one year (one day longer) the more favorable federal long-term capital gains tax would apply and the return for the Value Fund would be 9.89% for this particular measure of performance. This figure assumes there was no change in the NAV for that one extra day. However, if there was a decline in the NAV for that one extra day, only a decline of 0.5% or greater in that single day would outweigh the benefit of holding the Value Fund for the purpose of achieving a lower (15%) federal tax rate on realized gains.


     (2) The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.


________________________________________________________________________________

     Fees and Expenses. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.




                                                                                                Worldwide
                                                                                                  High
                                                                                                Dividend
                                                                   Global Value      Value     Yield Value
                                                                       Fund          Fund         Fund
__________________________________________________________________________________________________________

Shareholder Fees
(fees paid directly from your investment)

     Maximum sales charge (load) imposed on purchases
       (as a percentage of offering price) ......................      None          None         None
     Maximum deferred sales charge (load)
       (as a percentage of offering price) ......................      None          None         None

Redemption fee (as a percentage of redemption proceeds
imposed on redemptions or exchanges made within 60
days of purchase) ...............................................        2%          None           2%

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

     Management fees ............................................     1.25%         1.25%        1.25%(1)
     Distribution (12b-1) and/or service fees ...................      None          None         None
     Other expenses .............................................     0.12%         0.13%        0.28%(2)
     Total annual fund operating expenses .......................     1.37%         1.38%        1.53%
     Contractual fee and expense waivers ........................        -            -         (0.16)%(1)
     Net annual fund operating expenses .........................     1.37%        1.38%         1.37%(1)

____________________

     (1) The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through March 31, 2008. In this arrangement, the Worldwide High Dividend Yield Value Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis.

     (2) Other expenses are estimated for the current fiscal year.

     Example. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

     o You invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
     o Your investment earns a 5% return each year; and
     o The Funds' operating expenses remain the same.


________________________________________________________________________________

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                                      Worldwide
                                                                         High
                                                                       Dividend
                                                                        Yield
                                           Global Value      Value      Value
                                               Fund          Fund       Fund
________________________________________________________________________________

One Year .............................       $  139         $  140      $ 139
Three Years ..........................          434            437        468
Five Years ...........................          750            755        N/A
Ten Years ............................        1,646          1,657        N/A
________________________________________________________________________________




PRIOR PERFORMANCE OF GLOBAL HIGH DIVIDEND YIELD EQUITY COMPOSITE



     Set forth below is certain performance data provided by Tweedy, Browne relating to the average annual investment results of its global "high dividend yield equity composite" and a comparison of that data to the performance of the MSCI World Index. The Adviser has chosen the MSCI World Index, which is unhedged, as the most relevant benchmark for the Worldwide High Dividend Yield Value Fund and its global high dividend yield equity composite. The composite consists of the annual and average annual results for all fully discretionary, separately managed global high dividend yield equity portfolios that have been under management for at least one quarter prior to measurement. While Tweedy, Browne has been managing high dividend yield equity portfolios for over 27 years, it has only been since January of 2003 that the portfolios reflected a worldwide or global mandate. Although actual portfolio composition of these accounts vary over time depending upon their respective levels of cash, and the timing of initial and subsequent investments and redemptions, since 2003 these advisory accounts have had the same investment objective as the proposed Worldwide High Dividend Yield Value Fund and have been managed using substantially similar investment policies, strategies and techniques as those contemplated by the Worldwide High Dividend Yield Value Fund. (See "Investment Objectives and Policies.") Because of the similarities in investment objectives, policies, strategies and techniques, Tweedy, Browne believes that the global high dividend yield advisory accounts are sufficiently comparable to the Worldwide High Dividend Yield Value Fund to make the performance data listed below relevant to investors in the Worldwide High Dividend Yield Value Fund.

     The results presented are not intended to predict or suggest the returns that will be experienced by the Worldwide High Dividend Yield Value Fund or the return an investor will achieve by investing in the Fund. Different methods of determining performance from those described in the footnote to the chart below may result in different performance figures. The five current Managing Directors who have had responsibility for the management of the high dividend advisory accounts will also have responsibility for the management of the Worldwide High Dividend Yield Value Fund.


________________________________________________________________________________

           [GLOBAL HIGH DIVIDEND YIELD EQUITY COMPOSITE(1) BAR GRAPH]

                           Net of Assumed Expenses(2)

2003-26.76%; 2004-20.27%; 2005-1.99%; 2006-28.53%

     The Adviser's global high dividend yield equity accounts may not have been subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, could have affected the performance results of the Global High Dividend Yield Equity Composite. An investor should not rely on the following performance figures as an indication of future performance of either the global high dividend yield advisory accounts or the Worldwide High Dividend Yield Value Fund.


________________________________________________________________________________

Best quarterly return ...........................     14.64% (2nd quarter 2003)
Worst quarterly return ..........................    (3.97)% (1st quarter 2003)
________________________________________________________________________________


                          Average Annual Total Returns
                      For periods ended December 31, 2006



                                                                                        Since
                                                            One Year   Three Year     Inception
_________________________________________________________________________________________________

Global High Dividend Yield Equity Composite
     (inception 1/1/03)

Return Net of Assumed Expenses before Taxes(2) ..........    28.53%      16.39%         18.90%
MSCI World Index(3) (in U.S. dollars) ...................    30.28       17.96          20.49
_________________________________________________________________________________________________

____________________

     (1) Beginning January 1, 2003 the above schedule consists of the annual and average annual results for all fully discretionary, separately managed "high dividend yield" equity portfolios that have been under management by Tweedy, Browne for at least one quarter prior to measurement. Since January 2003, these composite accounts have had meaningful exposure to non-U.S. equities, and reflect a global mandate. From time to time, fixed income securities have comprised a modest allocation of portfolio assets. As


________________________________________________________________________________
         of December 31, 2006, there are six accounts with an aggregate of $47.5 million in assets managed by Tweedy, Browne with this strategy. This represents the largest number of accounts managed by Tweedy, Browne with this strategy during the period 2003 to 2006. Composite results are time and asset weighted, inclusive of dividends and net of foreign withholding taxes and are calculated in the same manner as historical returns for the Global Value Fund and the Value Fund.



     (2) The calculated net of assumed expenses results shown in the table were derived from the actual gross of fee composite results by assuming an annual expense ratio (including management fees) of 1.37% applied to total assets, including equities and cash. The actual net of fee composite results are not shown in the table because the fees charged accounts comprising the composite varied from the fee shown and were not charged on uninvested cash.



     (3) The MSCI World Index is a free float-adjusted market unmanaged capitalization-weighted index that is designed to measure global developed market equity performance in local currencies.


PORTFOLIO HOLDINGS

     A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' statement of additional information ("SAI") and on the Funds' Web site at www.tweedy.com.

THE FUNDS' INVESTMENTS


     Investment Goals and Strategies. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to the Adviser's estimate of their true or intrinsic values. The Adviser purchases stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, the Adviser balances its emphasis on value investing with an interest in seeking above average dividend yields.


     Reducing Currency Risk and Reward Through Currency Hedging. The share price of each Fund will tend to reflect the movements of the different securities markets in which it is invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Global Value and Value Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage currency exchange rate risk. The Adviser believes the use of these instruments will benefit the Global Value Fund and the Value Fund and intends to use them for these two Funds to seek to minimize the risks and rewards of currency exchange rate fluctuations. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. For example, while a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound,


________________________________________________________________________________
through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In the more than thirty-five years in which Tweedy, Browne has been investing, the S&P 500 has declined on a calendar year basis more than 20% only twice, in 1974 and 2002. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last twenty-seven years, there was a four-to-five year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. More recently, the U.S. dollar value of the euro declined by 29.3% from January 1, 1999 through October 25, 2000 and increased by 63.9% from October 25, 2000 through December 31, 2004. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Funds' investment performance although both the Global Value Fund and the Value Fund intend to minimize currency risk through hedging activities. Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds. With respect to the Worldwide High Dividend Yield Value Fund, the
Adviser has chosen generally not to hedge its perceived foreign currency exposure back into the U.S. dollar in order to provide investors interested in its approach with a vehicle that has non-U.S. currency exposure, and more importantly, because a substantial portion of the Fund's holdings will be in U.S. domiciled companies and in non-U.S. multinational companies that have meaningful exposure to the U.S. dollar.


     Pursuit of Long-Term Capital Growth. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund will focus primarily on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the Value Fund will focus on those stocks in the U.S. and foreign markets that Tweedy, Browne believes will provide greater value. Investments in the Worldwide High Dividend Yield Value Fund will focus on stocks in the U.S. and foreign markets that have above average dividend yields and are reasonably valued. With respect to the Global Value and Value Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of these two Funds may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Because smaller capitalization companies usually do not pay above average dividends it is likely that the average capitalization of stocks in the Worldwide High Dividend Yield Value Fund will be significantly greater than in the other two Funds. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.


________________________________________________________________________________

     Under normal circumstances, each Fund will attempt to stay as fully invested in equities as the Adviser believes is consistent with the availability of attractive investment opportunities. Stocks include common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities, although for each Fund interest income is an incidental consideration. Although the Global Value Fund will invest primarily in foreign securities, for temporary defensive purposes, the Fund may invest solely in U.S. or solely in foreign securities. During such a period the Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS


     The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co., which was founded in 1920. Tweedy, Browne has managed assets since 1968 and as of March 31, 2007 managed approximately $14.3 billion in client funds, including approximately $12.6 billion in accounts that are considered foreign or global. Tweedy, Browne is located at 350 Park Avenue, New York, NY 10022. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing in foreign markets as it has applied to U.S. securities for more than thirty-five years.


     The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.

     A discussion regarding the Board of Directors' basis for approving the Global Value Fund's and Value Fund's Investment Advisory Agreements is available in the Funds' semi-annual report to shareholders dated September 30, 2006 and a similar discussion for the Worldwide High Dividend Yield Value Fund is expected to be available in the semi-annual shareholder report dated September 30, 2007.


     As of March 31, 2007, the current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $670.6 million in portfolios combined with or similar to client portfolios, including approximately $99.6 million in the Global Value Fund and $48.4 million in the Value Fund, and expect to invest a minimum of approximately $8.9 million in the Worldwide High Dividend Yield Value Fund.


     Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For the fiscal year ended March 31, 2007, Tweedy, Browne received investment advisory fees from the Global Value Fund of 1.25%, and from the Value Fund of 1.25%, of average daily net assets.


________________________________________________________________________________

     Tweedy, Browne's Management Committee, which consists of Christopher Browne, William Browne and John Spears, has overall responsibility for the conduct of the firm's affairs. The foregoing individuals, together with Managing Directors Thomas Shrager and Robert Wyckoff, act as an investment committee and make investment management decisions on behalf of the Funds by consensus. The members of the Management Committee have been working together at Tweedy, Browne for more than 29 years, and the five Managing Directors have been working with each other for over 16 years.

     Additional information about the foregoing individuals' compensation, other accounts that they manage and their ownership of securities in the Funds is available in the SAI.

     The following is a brief biography of each of the Managing Directors of Tweedy, Browne, including positions held by each for the past five years:

     Christopher H. Browne has been with the Adviser since 1969 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. He is a frequent speaker on behavioral psychology and financial decision making as it relates to international investing. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Adviser since 1978 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Additionally, he is a Trustee Emeritus of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee and Investment Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania - The Wharton School.

     Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm's Investment Committee. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.

     Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and a member of the firm's Investment Committee. He is also an officer of Tweedy, Browne Fund Inc. Prior to


________________________________________________________________________________
joining the Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.

     Tweedy, Browne utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers and that perform various services to the Funds or their shareholders such as transaction processing, subaccounting services or similar shareholder services. Subject to approval by the Funds' Board of Directors, each of the Funds pays all or a portion of the charges of these kinds of programs to the extent such programs save the Funds expenses they would otherwise incur in maintaining additional shareholder accounts if those who invest in the Funds through these programs instead invested directly in the Funds. As a result of participating in these programs, the Funds are available to a broader spectrum of investors. However, the Funds are unaware of any special distribution efforts made by these programs on behalf of the Funds. Tweedy, Browne negotiates the level of payments to any program provider. Currently, such payments, expressed as a percentage of the average daily net assets of the Fund attributable to the particular firm, range from 0.00% to 0.35% per year depending on the nature and level of services and other factors, of which 0.00% to 0.10% is currently paid by the Funds.

PRICING OF FUND SHARES

     Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent or other authorized broker or intermediary is considered to have received the transaction request (redemptions of the Global Value Fund and the Worldwide High Dividend Yield Value Fund made within 60 days of purchase are subject to a redemption fee of 2%). The Funds value their assets based on market value except that assets that are not readily marketable or whose closing price does not accurately reflect their current market value are valued at fair value under procedures adopted by the Board of Directors. The Funds review on a daily basis whether the most recently available closing prices may not reflect current market value due to unusual developments after the close of the markets in which such assets trade and reserve the right to fair value any of these assets if the Funds believe fair valuation will likely result in a more accurate net asset valuation. Because fair value pricing involves judgments that are inherently subjective and inexact, there is no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for an asset will be materially different from the value that actually could be or is realized upon sale of the asset. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator determines net asset value per share as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Funds trade on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the value of the Funds' assets


________________________________________________________________________________
may change on days when you are unable to purchase or redeem shares. Brokers may charge their customers transaction fees in connection with purchases and redemptions of shares through such brokers.

TRANSACTION INFORMATION

     Dislike forms and instruction manuals? Call 1-800-432-4789 and Press 2; we will help you complete the forms and make it easier to invest in the Funds to the extent they are open for investment.

Purchases

     The Value Fund is open and accepting investments. The Worldwide High Dividend Yield Value Fund will begin accepting investments on September 5, 2007. Please do not send any money to the Worldwide High Dividend Yield Value Fund before that date. The Global Value Fund is currently not accepting investments until further notice, with the following exceptions: existing shareholders of the Global Value Fund may add to their account, including through reinvestment of distributions; financial advisors who currently have clients invested in the Global Value Fund may open new accounts and add to such accounts where operationally feasible; participants in retirement plans utilizing the Global Value Fund as an investment option on May 4, 2005 may designate the Global Value Fund where operationally feasible; employees of Tweedy, Browne and their family members may open new accounts and add to such accounts; and existing separate account clients of Tweedy, Browne may open new accounts in the Global Value Fund and may add to such accounts. The Global Value Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time, and each of the Funds reserves the right to reject any investment for any reason.

     You can purchase shares of the Funds without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services at 1-800-432-4789, Press 2 between 9:00 a.m. and 5:00 p.m. eastern time, Monday through Friday. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Each Fund reserves the right to reject any purchase order.

> Opening an Account   Minimum Investment: $2,500; IRA, $500

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.

     By Mail. Send your completed, signed account application and check to:
Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.


________________________________________________________________________________

     By Wire. First, call shareholder services at 1-800-432-4789, Press 2 to obtain information you will need to establish an account and to submit a completed, signed application. Then contact your bank to arrange wire transfer to the Funds' transfer agent. Your bank will need to know:

     o the name and account number from which you will wire money
     o the amount you wish to wire
     o the name(s) of the account holder(s) exactly as appearing on your application
     o ABA wire instructions, as follows:

________________________________________________________________________________

Mellon Trust of New England, N.A. Boston, MA
Account of Tweedy, Browne [Global Value Fund] or [Value Fund] or [Worldwide High
     Dividend Yield Value Fund]

Account #138-517
ABA #011001234

For further credit to [name(s) of the account holder(s) and account number given to you by by shareholder services]

________________________________________________________________________________

________________________________________________________________________________

Shareholder Services                        800-432-4789 and Press 2
Daily NAV Prices                            800-432-4789 and Press 2

For Special Assistance
   in Opening a New Account                 800-432-4789 and Press 2

Fund Information Kit                        800-432-4789 and Press 1

Web Site                                    www.tweedy.com
________________________________________________________________________________

> Purchasing Additional Shares Minimum Investment: $200

Make checks payable to the Fund you are purchasing.

     By Mail. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

     By Wire. Follow the wire procedures listed above under "Opening an Account
- By Wire."

     By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to purchase at the share price on that day. Any purchase orders received after the close of regular trading on the NYSE will be processed at the share price of the following business day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.


________________________________________________________________________________

     By Automated Clearing House ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies - ACH" below.

Redemptions and Exchanges

     You can redeem or exchange shares of any Fund without fees or sales charges. However, for the Global Value Fund and the Worldwide High Dividend Yield Value Fund, there is a redemption fee of 2% of your redemption proceeds for redemptions or exchanges made within 60 days of purchase. Until further notice, shares of the Value Fund purchased on or after May 15, 2007 and shares of the Worldwide High Dividend Yield Value Fund purchased on or after September 5, 2007 by a person who is not eligible to purchase shares of the Global Value Fund may not be exchanged for shares of the Global Value Fund. Subject to that exception, you can exchange shares from one Fund to another Fund after five days, subject to any applicable redemption fee. Each Fund reserves the right to reject any exchange order.

     By Telephone. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account application, or see "Transaction Policies - by Telephone" below. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" on page 19.

     By Mail. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. Your instructions must be signed exactly as the account is registered and must include:

     o your name
     o the Fund and account number from which you are redeeming or exchanging
     o the number of shares or dollar value to be redeemed or exchanged
     o the Fund into which you are exchanging your shares.

     If you wish to redeem or exchange $25,000 or more or you request that redemption proceeds be paid to or mailed to a person or address other than the account holder(s) of record, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.


________________________________________________________________________________

It is imperative that the proper prefix and ink be used by the institution affixing the medallion signature guarantee in order to process your request. Please call shareholder services at 1-800-432-4789, Press 2 if you have any questions about the procedure. A notary public cannot provide a signature guarantee.

     Redemptions-in-Kind. If market conditions exist that make cash payments undesirable, any Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.

     Involuntary Redemptions. To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum. The Funds will give you 30 days' notice before your shares are sold, which gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

Transaction Policies

     By Check. If you purchase shares of any Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

     By ACH. You can designate a bank account to electronically transfer money via ACH for investment in any Fund. Additionally, you can designate a bank account to receive redemption proceeds from any Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in any Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy,Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427. Money sent via ACH takes two business days to clear.

     By Telephone. The Funds and transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.


________________________________________________________________________________

     Excessive Short-Term Trading. The Funds are intended for long-term investors and not for those who wish to trade their shares frequently. Each Fund discourages and does not knowingly accommodate excessive short-term trading. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term holders, including disruptions to efficient portfolio management, higher administrative and brokerage costs and dilution in net asset value from traders looking for short-term profits from time zone arbitrage, momentum and other short-term strategies. The Funds monitor purchase and redemption activity to assist in minimizing excessive short-term trading and may reject any purchase order.

     The Directors of the Funds have approved the Funds' policies summarized below.

     Redemption Fee. The Value Fund has not experienced significant short-term trading problems and accordingly its Board of Directors has determined not to implement a redemption fee program. However, the Global Value Fund from time to time did experience significant short-term trading and, as an additional means of discouraging short-term trading in its shares, the Board of Directors has determined to assess a 2% fee on redemptions (including exchanges) of shares held for less than 60 days. The Worldwide High Dividend Yield Value Fund also is expected to invest to a substantial extent in non-US. securities and accordingly may, in the absence of a redemption fee, experience short-term trading. Accordingly, the Directors have adopted the same 2% redemption fee for shares of the Worldwide High Dividend Yield Value Fund as has been in effect for the Global Value Fund.

     This redemption fee is assessed and retained by these Funds for the benefit of their remaining shareholders. The fee is not a sales charge and does not benefit Tweedy, Browne. The fee is applied to the shares being redeemed or exchanged in the order in which they were purchased. The fee applies to redemptions from the Funds and to exchanges from either Fund to the other or to the Value Fund, but not to redemptions of shares acquired through dividend or capital gain distributions which have been automatically reinvested in additional shares. Each of these Funds reserves the right to modify or terminate the redemption fee at any time.

     The Global Value Fund and the Worldwide High Dividend Yield Value Fund seek to apply the redemption fee uniformly but recognize that application would be unfair in certain circumstances. Thus, the Funds will not impose the fee at the fund account level on omnibus or similar accounts of certain pre-approved broker-dealers, banks, broad-based benefit plans and other institutions which have a program of charging such fees to their account holders and remitting the proceeds to the applicable Fund or which the Funds have determined have policies and procedures reasonably designed to prevent short-term trading in Fund shares by participants in the account. Examples of the second type of exception are asset allocation programs that rebalance periodically, systematic withdrawal programs and employee benefit plans that appropriately restrict the frequency of allocation changes with which participants can reduce their interests in a Fund. The Funds also do not impose the redemption fee in certain 401(k) transactions and hardship situations such as death,


________________________________________________________________________________
disability or sudden financial burden that have been approved by a compliance officer of the Funds or the Adviser. Requests for waivers of the redemption fee are handled on a uniform basis and any waivers are reported periodically to the Directors.

     In addition to the redemption fee, each of the Global Value Fund and the Worldwide High Dividend Yield Value Fund has established a systematic review procedure designed to detect patterns of short-term trading that might occur despite the imposition of the redemption fee. If such trading is detected, shareholders involved may be prohibited from further purchases of Fund shares if such trading is deemed by the Adviser to be harmful to the Fund. Although each of these Funds believes that the redemption fee and such procedures have been effective in preventing such incidents of short-term trading, there is a risk that they may not fully detect or prevent all instances of short-term trading.

     Suspicious Activity. The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

     Customer Identification Program. Federal law requires each Fund to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with a Fund. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, each Fund reserves the right to place limits on transactions in any account until the identity of the investor is verified; or to refuse an investment in a Fund or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. Each Fund and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's shares when an investor's identity cannot be verified.

Mailings to Shareholders

     Each Fund combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the report (annual and semi-annual reports, prospectuses, etc.) or other communications for all accounts. If you do not want us to continue consolidating your Fund mailings and would prefer to receive separate mailings of Fund communications, please contact the Funds' transfer agent, PFPC, Inc. at (800) 432-4789, Press 2, or, send mail to Tweedy, Browne Fund Inc., c/o PFPC, P.O.
Box 9805, Providence, RI, 02940.


________________________________________________________________________________

DISTRIBUTIONS AND TAXES

     The Global Value and the Value Fund declare and pay dividends and distributions at least annually. The Worldwide High Dividend Yield Value Fund declares and pays dividends at least semi-annually and capital gains distributions at least annually. Dividends and distributions are paid in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.



Global Value Fund and Value Fund

________________________________________________________________________________

Type of Distribution                        Frequency     Federal Tax Status
________________________________________________________________________________

Dividends from net investment income        annual        taxable as ordinary or
                                                          dividend income

Distributions of short-term capital gains   annual        taxable as ordinary
                                                          income

Distributions of long-term capital gains    annual        taxable as capital
                                                          gains
________________________________________________________________________________

Worldwide High Dividend Yield Value Fund
________________________________________________________________________________

Type of Distribution                        Frequency     Federal Tax Status
________________________________________________________________________________

Dividends from net investment income        semi-annual   taxable as ordinary or
                                                          dividend income

Distributions of short-term capital gains   annual        taxable as ordinary
                                                          income

Distributions of long-term capital gains    annual        taxable as capital
                                                          gains
________________________________________________________________________________


     Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made to you during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds. You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.

     A more complete discussion of the tax rules applicable to the Funds and their shareholders can be found in the SAI that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state, local income or other taxes.


________________________________________________________________________________

                              FINANCIAL HIGHLIGHTS

     These Financial Highlights tables are intended to help you understand the Funds' financial performance for the past five years. The Worldwide High Dividend Yield Value Fund has no operating history and accordingly, no information is presented for it. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the years ended March 31, 2005 and subsequent has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose reports thereon, along with the Funds' financial statements, appear in the Funds' Annual Reports, which are available upon request. The information for periods ending prior to March 31, 2005, has been audited by the Funds' former independent registered public accounting firm, whose reports expressed an unqualified opinion on the financial highlights.


                                                  TWEEDY, BROWNE GLOBAL VALUE FUND
                                        (For a Fund share outstanding throughout each year)


                                                                     Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                   3/31/07      3/31/06      3/31/05      3/31/04      3/31/03
                                                               _____________________________________________________________________

Net asset value, beginning of year ...........................   $    28.56    $    24.08   $    21.23   $    14.44   $    19.79
                                                               _____________________________________________________________________

Income from investment operations:
   Net investment income .....................................         0.47          0.34      0.31(c)         0.20         0.19
   Net realized and unrealized gain (loss) on investments ....         4.06          4.51         2.81         6.78       (5.07)
                                                               _____________________________________________________________________

     Total from investment operations ........................         4.53          4.85         3.12         6.98       (4.88)
                                                               _____________________________________________________________________

Distributions:
   Dividends from net investment income ......................       (0.43)        (0.37)       (0.27)       (0.20)       (0.20)
   Distributions from net realized gains .....................       (0.35)             -            -            -       (0.27)
                                                               _____________________________________________________________________

     Total distributions .....................................       (0.78)        (0.37)       (0.27)       (0.20)       (0.47)
                                                               _____________________________________________________________________

Redemption fee ...............................................      0.00(b)       0.00(b)      0.00(b)         0.01            -
                                                               _____________________________________________________________________

Net asset value, end of year .................................   $    32.31    $    28.56   $    24.08   $    21.23   $    14.44

                                                               =====================================================================

Total return(a) ..............................................       16.01%        20.24%       14.75%       48.53%     (24.86)%
                                                               =====================================================================

Ratios/Supplemental Data:
Net assets, end of year (in 000s) ............................   $8,323,689    $8,060,962   $6,707,322   $5,352,702   $3,736,624
Ratio of operating expenses to average net assets ............        1.37%         1.38%        1.39%        1.39%        1.37%
Ratio of net investment income to average net assets .........        1.53%         1.33%     1.41%(c)        1.08%        1.17%
Portfolio turnover rate ......................................          13%            6%          13%           8%           8%

____________________

(a)  Total return represents aggregate total return for the periods indicated.
(b)  Amount represents less than $0.01 per share.

(c)  For the year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.13 per share.
     Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.78% per share.



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                                       23


                                                         FINANCIAL HIGHLIGHTS


                                                  TWEEDY, BROWNE VALUE FUND
                                        (For a Fund share outstanding throughout each year)



                                                                     Year         Year         Year         Year         Year
                                                                    Ended        Ended        Ended        Ended        Ended
                                                                   3/31/07      3/31/06      3/31/05      3/31/04      3/31/03
                                                               _____________________________________________________________________


Net asset value, beginning of year ...........................     $  24.27      $  24.67     $  24.38     $  18.53     $  24.08
                                                               _____________________________________________________________________

Income from investment operations:
   Net investment income .....................................         0.21       0.30(b)      0.35(c)         0.27         0.13
   Net realized and unrealized gain (loss) on investments ....         2.38          1.49         0.69         5.68       (5.21)
                                                               _____________________________________________________________________

     Total from investment operations ........................         2.59          1.79         1.04         5.95       (5.08)
                                                               _____________________________________________________________________
Distributions:
   Dividends from net investment income ......................       (0.27)        (0.33)       (0.39)       (0.10)       (0.10)
   Distributions from net realized gains .....................       (1.94)        (1.86)       (0.36)            -       (0.37)
                                                               _____________________________________________________________________

     Total distributions .....................................       (2.21)        (2.19)       (0.75)       (0.10)       (0.47)
                                                               _____________________________________________________________________

Net asset value, end of year .................................     $  24.65      $  24.27     $  24.67     $  24.38     $  18.53
                                                               =====================================================================

Total return(a) ..............................................       10.76%         7.41%        4.18%       32.13%     (21.16)%
                                                               =====================================================================

Ratios/Supplemental Data:
Net assets, end of year (in 000s) ............................     $515,527      $548,169     $659,077     $728,668     $659,884
Ratio of operating expenses to average net assets ............        1.38%         1.36%        1.37%        1.38%        1.36%
Ratio of net investment income to average net assets .........        0.80%      1.08%(b)     1.30%(c)        1.09%        0.59%
Portfolio turnover rate ......................................           9%            9%           4%           3%           8%

____________________

(a)  Total return represents aggregate total return for the periods indicated.

(b)  For the year ended 3/31/06, investment income per share reflects a special dividend which amounted to $0.05 per share.
     Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88% per share.
(c)  For the year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.22 per share.
     Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.



________________________________________________________________________________

PRIVACY INFORMATION

     As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

Information We Collect

     In the course of doing business with you, we collect nonpublic information about you from the following sources:

     o Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;

     o Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and

     o Information we collect from you through your account inquiries by mail, e-mail, or telephone.

Disclosure of Information to Nonaffiliated Third Parties

     We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third parties, except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

Disclosure of Information to Affiliates

     Tweedy, Browne Company LLC, its mutual funds and partnerships share information with each other about their customers and former customers and may use this information to market their products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, record keeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Neither we nor our holding company affiliate shares any of this information with any other affiliates. In certain states there may be restrictions on our ability to use this information on behalf of our affiliates without first offering customers the ability to opt out of such sharing of information.


________________________________________________________________________________

Security Standards

     We maintain physical, electronic, and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.











________________________________________________________________________________

                               Investment Adviser
                           Tweedy, Browne Company LLC
                                 350 Park Avenue
                               New York, NY 10022

                                    The Funds
                            Tweedy, Browne Fund Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9805
                            Providence, RI 02940-8005
                                 www.tweedy.com

                              FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

     o Annual/Semi-annual Reports - Additional information about the Funds' investments is available in their annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

     o Statement of Additional Information (SAI) - The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

     You can request free copies of reports and the SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427, or by telephone at 800-432-4789, Press 2. The annual and semi-annual reports and the SAI are available on the Funds' Web site at www.tweedy.com.

     You can visit the EDGAR Database on the SEC's Web site at http://www.sec. gov to view the Prospectus, SAI and other information. You can also view and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202-551-8090. Also, you can obtain copies of this information after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington D.C. 20549-0102.


_______________________________________________________________________________

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue New York, NY 10022
                                 1-800-432-4789
                                 www.tweedy.com
________________________________________________________________________________

Investment Company
Act File No. 811-7458